UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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URBAN-GRO, INC.

(a Colorado corporation)

Notice of Annual Shareholder Meeting

and

Proxy Statement

URBAN-GRO, INC.

1751 Panorama Point

Suite 201

Denver, Colorado 80239

April 15, 2019

To our Stockholders:

On behalf of our Board of Directors, I cordially invite you to attend our 2019 Annual Meeting of Stockholders. This meeting will be held at the Centennial Room at the Denver Athletic Club, 1325 Glenarm Pl, Denver, CO 80204, on May 23, 2019, at 10:00 a.m., local time. During the meeting, we will discuss the items of business described in the accompanying Notice of Annual Meeting and Proxy Statement, update you on important developments in our business and respond to any questions that you may have about us.

Information about the matters to be acted upon at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement. Included with this Proxy Statement please find your proxy card instructions for voting. You are being asked to elect directors, ratify the appointment of our auditors and conduct any other business properly raised at the meeting or any adjournments or postponements thereof.

Your vote is very important. Please take a moment now to cast your vote whether you plan to attend the meeting by completing, signing, dating and returning the enclosed proxy using the enclosed self-addressed, stamped envelope. You may still vote in person at the meeting, even if you return a proxy.

I look forward to seeing you at the meeting.

Yours truly,

Bradley Nattrass
Chairperson of the Board of Directors

URBAN-GRO, INC.

1751 Panorama Point

Unit G

Lafayette, CO 80026

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 23, 2019

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held May 23, 2019

The Notice of 2019 Annual Meeting, Proxy Statement and 2018 Annual Report

to Shareholders are available at www.urban-gro.com /proxy.

To the Shareholders of URBAN-GRO, INC.

Pursuant to the Company’s Bylaws, please take notice that an Annual Meeting of Shareholders of urban-gro, Inc. will be held at the Centennial Room at the Denver Athletic Club, 1325 Glenarm Pl, Denver, CO 80204 on May 23, 2019, at 10:00 a.m. local time and vote on the following matters:

1.	To elect seven (7) persons to our Board of Directors to serve for a term of one year;

2.	To ratify the appointment of BF Borgers CPA P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2019;

3.	To approve the Company’s 2019 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

April 15, 2019, has been fixed as the record date of the shareholders entitled to vote at the meeting and only holders of shares of Common Stock of record at the close of business on that day will be entitled to vote. The stock transfer books will not be closed.

All shareholders are cordially invited to attend the meeting. To insure your representation at the meeting, please complete and promptly mail your proxy, which is solicited by the Board of Directors, in the return envelope provided. If desired, you may also complete your proxy card, scan it as a PDF or JPEG file, and send it to ugboard@urban-gro.com no later than May 22, 2019. Submission of your proxy by mail or email will not prevent you from voting in person, should you so desire, but will help to secure a quorum and avoid added solicitation costs.

By Order of the Board of Directors

Bradley Nattrass, Chairperson of the Board of Directors

Dated: April 15, 2019

Please date and sign the accompanying Proxy Card

and either mail or email it promptly to the Street or E-Mail address as provided herein. If by regular mail, please send to the attention of George R. Pullar, Secretary, 1751 Panorama Point, Unit G, Lafayette, CO 80026. Email address: ugboard@urban-gro.com.

Votes not received via mail or email by May 22, 2019 will be considered to be non-timely and may, at the determination of the Chairperson not be included for consideration urban-gro, Inc.

PROXY STATEMENT

FOR THE ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 23, 2019

This Proxy Statement is furnished in conjunction with the solicitation of proxies by the Board of Directors of urban-gro, Inc., a Colorado corporation (the “Company”), to be used at the Company’s Annual Meeting of Shareholders (the “Meeting”) to be held on May 23, 2019, at 10:00 a.m. at the Centennial Room at the Denver Athletic Club, 1325 Glenarm Pl, Denver, CO 80204, and at any adjournments or postponements thereof.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

What will stockholders be voting on at the Meeting?

1.	To elect seven (7) persons to our Board of Directors, each to serve for a term of one year;

2.	To ratify the appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accountant to audit the Company’s financial books and records for its fiscal year ending December 31, 2019;

3.	To approve the Company’s 2019 Equity Incentive Plan; and

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

Who is entitled to vote at the Meeting and how many votes do they have?

Common stockholders of record at the close of business on the Record Date, April 15, 2019, may vote at the Meeting. Each share of Common Stock has one vote. There were 25,654,533 shares of our Common Stock outstanding on the Record Date.

What percentage of our Common Stock do the directors and executive officers own?

Our Board of Directors owns 77.5% of our issued and outstanding shares of Common Stock in the aggregate,

How do I vote?

You must be present, or represented by proxy, at the Meeting to vote your shares. Even if you plan to attend the Meeting, we encourage you to vote your shares by proxy. Since we expect that many of our common stockholders will be unable to attend the Meeting in person, we send proxy cards to all our common stockholders to enable them to vote either by direct mail, email submission, or via Broadridge delivered electronic means.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. If you complete and return the enclosed proxy card, your shares will be voted in accordance with your instructions by the proxies identified on the proxy card.

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By completing and returning this proxy card, who am I designating as my proxy?

You will be designating Brett Roper, our Chief Executive Officer as your proxy. He may act on your behalf and will have the authority to appoint a substitute to act as proxy.

How will my proxy vote my shares?

Your proxy will vote according to the instructions on your proxy card.

We do not intend to bring any other matter for a vote at the Meeting, and we do not know of anyone else who intends to do so. However, your proxies are authorized to vote on your behalf, in their discretion, on any other business that properly comes before the Meeting or any adjournments or postponements thereof.

How do I vote using my proxy card?

Simply complete, sign and date the enclosed proxy card and return it in the postage-paid, self-addressed envelope provided or via email (PDF or JPEG format attachment) to ugboard@urban-gro.com.

How do I change or revoke my proxy?

You may change or revoke your proxy at any time before your shares are voted at the Meeting by:

•	executing and delivering another later dated proxy card;

•	notifying the Company’s Corporate Secretary, in writing at that you are changing or revoking your proxy; or

•	attending and voting by ballot in person at the Meeting.

Attendance at the Meeting will not itself revoke a proxy. All signed proxies that have not been revoked will be voted at the Meeting. If your proxy contains any specific instructions, they will be followed.

Who will count the votes?

An inspector of election designated by the Board will count the votes.

What constitutes a quorum?

A quorum, which is necessary to conduct business at the Meeting, constitutes a majority of the outstanding shares of our Common Stock entitled to be cast at the Meeting, present in person or represented by proxy. If you sign and return your proxy card, your shares will be counted in determining the presence of a quorum, even if you withhold your vote or abstain from voting. If a quorum is not present at the Meeting, the Chairperson of the Meeting or the stockholders present in person or by proxy may adjourn the Meeting to a date not more than 120 days after the Record Date, until a quorum is present.

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What are my voting choices when voting on director nominees, and what vote is needed to elect directors?

When voting on the election of director nominees to serve until the 2020 Annual Meeting of Stockholders and until their successors are elected, you may:

•	vote in favor of all nominees;

•	withhold votes as to all nominees; or

•	withhold votes as to one or more specific nominees.

A nominee is elected to the Board if a plurality of votes cast in the election of directors is cast “for” the nominee. Any votes withheld will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal. In the event that any nominee for director is unavailable for election, the Board may either reduce the number of directors or choose a substitute nominee. If the Board chooses a substitute nominee, the shares represented by a proxy will be voted for the substitute nominee, unless other instructions are given in the proxy.

The Board recommends that the stockholders vote “FOR” all of the nominees.

What vote is required to approve each Proposal?

Proposal No. l. Election of Directors. The election of each director nominee requires the affirmative vote of a plurality of the votes cast, if a quorum is present, in the election of directors.

Proposal No. 2. Ratification of Auditors. An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for ratification of the selection of BF Borgers, CPA P.C., as independent auditors for the fiscal year ending December 31, 2019.

Proposal No. 3. To approve the Company’s 2019 Equity Incentive Plan; An affirmative vote of a majority of the votes cast at the Meeting, if a quorum is present, is required for approval of this Plan.

What are my voting choices when voting on the ratification of the appointment of BF Borgers, CPA P.C. as our independent registered public accounting firm?

When voting on the ratification of the appointment of BF Borgers, CPA P.C. as our independent registered public accounting firm, you may:

•	vote in favor of the ratification;

•	vote against the ratification; or

•	abstain from voting.

The affirmative vote of a majority of the votes cast is required for approval of the ratification of BF Borgers, CPA P.C. Abstentions will not be counted in determining the number of votes cast and, therefore, will have no effect on the outcome of the proposal.

The Board recommends that the stockholders vote “FOR” the ratification of BF Borgers, CPA P.C.

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What if I do not specify a choice for a matter when returning a proxy?

If you sign your proxy but do not give voting instructions, the individuals named as proxy holders on the proxy card will vote “FOR” the election of all nominees, “FOR” the ratification of BF Borgers, CPA P.C., and “FOR” the amendment to the 2019 Equity Incentive Plan and in their discretion on any other matters that may properly come before the Meeting.

Will my shares be voted if I do not provide my proxy or vote at the Meeting?

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are registered directly in your name with our transfer agent (Corporate Stock Transfer, Inc. r), your shares of Common Stock will not be voted.

If you do not provide your proxy or vote at the Meeting and you are a stockholder whose shares of Common Stock are held in street name with a bank, brokerage firm or other nominee (i.e., in “street name”), your nominee may vote your shares in its discretion on the proposal to elect directors and the proposals to ratify BF Borgers, CPA P.C., and adoption of the amendment to the 2019 Equity Incentive Plan. The election of directors and the ratification of our independent registered public accounting firm are “routine matters” on which nominees are permitted to vote on behalf of their clients if no voting instructions are furnished.

 Who is soliciting my proxy, how is it being solicited and who pays the cost?

The Board is soliciting your proxy for the Meeting. The solicitation process is being conducted primarily by mail. However, proxies may also be solicited in person, by telephone, facsimile or other electronic means. We pay the cost of soliciting proxies and may use employees to solicit proxies and also reimburse stockbrokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation material to the owners of our Common Stock.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means you have multiple accounts with our transfer agent, and to vote all your shares you will need to sign and return all proxy cards.

May stockholders ask questions at the Meeting?

Yes. At the end of the Meeting, our representatives will answer questions from stockholders.

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PRINCIPAL SHAREHOLDERS

The following table sets forth certain information regarding the ownership of Common Stock as of April 15, 2019, by (i) each of our directors, (ii) each of our executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, all shares are owned directly and the indicated person has sole voting and investment power. Included in the table are shares of our Common Stock that underlie outstanding options that may be exercised over the next year. The percentages listed are based upon 25,654,833 shares issued and outstanding.

Class of Shares	Name and Address	# of Shares	% of Class

Common	Bradley Nattrass(1) 1751 Panorama Point Unit G Lafayette, CO 80026	9,569,684	37.3%

Common	Octavio Gutierrez(1) 1751 Panorama Point Unit G Lafayette, CO 80026	9,569,684	37.3%

Common	George R. Pullar (1) 1751 Panorama Point Unit G Lafayette, CO 80026	25,000	*

Common	James Lowe(1)(2) 1751 Panorama Point Unit G Lafayette, CO 80026	644,775(2)	2.5%

Common	James H. Dennedy(1)(3) 1751 Panorama Point Unit G Lafayette, CO 80026	75,000	*

Common	All Officers and Directors as a Group (8 persons)	19,884,143	80.7%

___________________________

*		Less than 1%
	(1)	Officer and/or director of our Company.
(2)	Shares are held in the name of Cloud 9 Support LLC.
(3)	Shares are held in the name of HMG MRB Partners

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BOARD OF DIRECTORS

The primary responsibility of the Board is to foster the long-term success of the Company consistent with its fiduciary duty to the stockholders. The Board has responsibility for establishing broad corporate policies, setting strategic direction, and overseeing management, which is responsible for the day-to-day operations of the Company. In fulfilling this role, each director must act in good faith in a manner he reasonably believes to be in the best interests of the Company with the care an ordinarily prudent person in a like position would use under similar circumstances. The directors are regularly kept informed about our business at meetings of the Board and its Committees and through supplemental reports and communications. The responsibilities of the Board’s standing Committees are addressed separately in this Proxy Statement.

The Board held _five meetings in FY 2018 and took action by consent pursuant to the laws of the State of Colorado on thirteen (13) occasions. Directors are expected to attend Board meetings, the Annual Meeting of Stockholders and meetings of the Committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. During 2018, each nominee for director attended more than 75% of the aggregate number of meetings of the Board and all Committees on which they served.

Communications with the Board

Stockholders and other interested parties who wish to communicate with the Board may do so by writing to:

Bradley Nattrass, Chairperson of the Board of Directors

urban-gro, Inc.

1751 Panorama Point

Unit G

Lafayette, Colorado 80026

Our Audit Committee has also adopted a whistle-blower policy to allow employees, stockholders and other interested persons to communicate directly with our Audit Committee, including reporting complaints relating to accounting, internal accounting controls, or auditing matters. Communications should be addressed to:

Mr. Jim Dennedy, Chairperson of the Audit Committee

Urban-gro, Inc.

1751 Panorama Point

Unit G

Lafayette, Colorado 80026

Any communications may be made on an anonymous or confidential basis but should contain sufficiently specific information to permit the Audit Committee or Board to pursue the matter.

Committees of the Board

The Board has established various Committees of the Board to assist it with the performance of its responsibilities. These Committees and their members are listed below. The Board designates the members of these Committees and the Committee Chairs based on the recommendation of the Nominating and Corporate Governance Committee. The Board has adopted written charters for each of these Committees which can be found at the investor relations section of the Company’s website at http://urban-gro.com. Copies are also available in print to any stockholder upon written request to urban-gro, Inc., 1751 Panorama Point, Suite 201, Lafayette, Colorado 80026, Attention: Corporate Secretary. The Chair of each Committee develops the agenda for that Committee and determines the frequency and length of Committee meetings.

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Audit Committee

Our Board has established an Audit Committee, which is composed of two independent directors, Mr. Jim Dennedy (Chairperson) and Mr. Lewis Wilkes. The Committee’s primary duties are to:

•	review and discuss with management and our independent auditor our annual and quarterly financial statements and related disclosures, including disclosure under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and the results of the independent auditor’s audit or review, as the case may be;

•	review our financial reporting processes and internal control over financial reporting systems and the performance, generally, of our internal audit function;

•	oversee the audit and other services of our independent registered public accounting firm and be directly responsible for the appointment, independence, qualifications, compensation and oversight of the independent registered public accounting firm, which reports directly to the Audit Committee;

•	provide an open means of communication among our independent registered public accounting firm, management, our internal auditing function and our Board;

•	review any disagreements between our management and the independent registered public accounting firm regarding our financial reporting;

•	prepare the Audit Committee report for inclusion in our proxy statement for our annual stockholder meetings; and

•	establish procedures for complaints received regarding our accounting, internal accounting control and auditing matters.

Our Audit Committee charter also mandates that our Audit Committee approve all audit and permissible non-audit services conducted by our independent registered public accounting firm. The Audit Committee was established in 2018.

Audit Committee Matters.

The functions of the Audit Committee are more fully described under “Report of the Audit Committee” below. Upon the recommendation of the Nominating and Governance Committee, the Board has determined that each of our Audit Committee members are independent of management and free of any relationships that, in the opinion of the Board, would interfere with the exercise of independent judgment and are independent, as that term is defined under the enhanced independence standards for audit committee members in the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.

The Board has determined that Mr. Dennedy is an “audit committee financial expert,” as that term is defined in the rules promulgated by the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2012. The Board has further determined that each of the members of the Audit Committee shall be financially literate and that at least one member of the Committee has accounting or related financial management expertise, as such terms are interpreted by the Board in its business judgment.

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Audit Committee Pre-Approval Policies.

The Audit Committee must pre-approve all services rendered by the Company’s independent registered public accounting firm. The Audit Committee has delegated to its Chairperson the authority to grant any pre-approvals in between scheduled meetings. Any decision to grant pre-approval is presented to the full Audit Committee at its next scheduled meeting.

Audit Committee Composition, Post Annual Meeting.

Based upon the nominated Board members being approved, we expect to re-appoint Jim Dennedy as the Audit Committee Chairperson, with the balance of the committee continuing to include Mr. Wilkes.

Compensation Committee

Our Board has established a Compensation Committee, which is composed of two independent directors (as defined under the general independence standards of the NYSE listing standards and our Corporate Governance Guidelines). Mr. Lewis Wilkes (Chairperson) is a “non-employee director” (within the meaning of Rule 16b-3 of the Exchange Act) and “outside director” (within the meaning of Section 162(m) of the Internal Revenue Code). Mr. Jim Dennedy serves as the other member of this committee and meet similar requirements as noted herein. The Committee’s primary duties are to:

•	approve corporate goals and objectives relevant to executive officer compensation and evaluate executive officer performance in light of those goals and objectives;

•	determine and approve executive officer compensation, including base salary and incentive awards;

•	make recommendations to the Board regarding compensation plans;

•	administer our stock plan; and

•	prepare a report on executive compensation for inclusion in our proxy statement for our annual stockholder meetings.

Our Compensation Committee determines and approves all elements of executive officer compensation. It also provides recommendations to the full Board of Directors with respect to non-employee director compensation. The Compensation Committee may not delegate its authority to any other person, although it may delegate its authority to a subcommittee.

The Compensation Committee was established in 2018 and met once in FY 2018.

Compensation Committee Composition, Post Annual Meeting.

Based upon the nominated Board members being approved, we expect to re-appoint Jim Dennedy as a committee member. Lewis Wilkes will remain as the Compensation Committee Chairperson.

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Nominating and Corporate Governance Committee

Our Board has also established a Governance Committee. The Corporate Governance Committee consists of Mr. James Lowe, Chairperson and Lance Galley. The Committee’s primary duties are to:

•	recruit new directors, consider director nominees recommended by stockholders and others and recommend nominees for election as directors;

•	review the size and composition of our Board and its Committees;

•	oversee the evaluation of the Board;

•	recommend actions to increase the Board’s effectiveness; and

•	develop, recommend and oversee our corporate governance principles, including our Code of Business Conduct and Ethics and our Corporate Governance Guidelines.

The Nominating and Corporate Governance Committee was established in 2018.

Nominating and Corporate Governance Committee Composition, Post Annual Meeting.

Based upon the nominated Board members being approved, we expect to re-appoint Lance Galley as a committee member. James Lowe will continue to serve as the Nominating and Corporate Governance Committee Chairperson.

Code of Business Conduct and Ethics

Our Code of Business Conduct and Ethics applies to all of our officers, employees and directors, including our Chief Executive Officer and Chief Financial Officer. We have always conducted our business in accordance with the highest standards of conduct. Full compliance with the letter and spirit of the laws applicable to our businesses is fundamental to us. Equally important are equitable conduct and fairness in our business operations and in our dealings with others. Our Code of Business Conduct and Ethics reflects the foregoing principles.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from any provision of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer and Chief Financial Officer by posting such information on our website http://urban-gro.com in the near future.

Corporate Governance Guidelines

The Board has also adopted a set of Corporate Governance Guidelines that reflect our governance principles and our commitment to maintaining high corporate governance standards.

The Corporate Governance Committee is responsible for periodically reviewing the Corporate Governance Guidelines and the Code of Business Conduct and Ethics and for considering, as necessary, making recommendations on governance issues that should be addressed by the Board.

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PROPOSAL 1—ELECTION OF DIRECTORS

In accordance with our current Bylaws, Board members are elected to one-year terms. Our Bylaws provide for the election of directors at the Annual Meeting of shareholders. Each director serves until his or her successor is elected and qualified, or until his or her resignation or removal. Directors are elected by a plurality of the votes cast, so that only votes cast “for” directors are counted in determining which directors are elected.

The size of the Board of Directors will remain as previously set at seven directors, all of whom are running for re-election. Therefore, the seven directors receiving the most votes “for” will be elected. Broker non-votes (if any) and withheld votes will be treated as shares present for purposes of determining the presence of a quorum but will have no effect on the vote for the election of directors. Information with respect to the nominees proposed for election is set forth below.

The Board of Directors recommends a vote FOR the director nominees. The persons named in the accompanying proxy card will vote for the election of the nominees named in this proxy statement unless shareholders specify otherwise in their proxies. If any nominee at the time of election is unable to serve, or otherwise is unavailable for election, and if other nominees are designated by the Board of Directors, the persons named as proxy holders on the accompanying proxy card intend to vote for such nominees. Management is not aware of the existence of any circumstance which would render the nominees named below unavailable for election. All of the nominees are currently directors of the Company.

Nominees for Directors

Set forth below are the names and ages of the nominees for directors of the Company.

Bradley J. Nattrass, is one of our founders and was our Managing Member from March 2014 until March 2017 when we converted to a corporation and he became our Chief Executive Officer, President and our Chairman. From October 2015 to August 2016 he was the Managing Member of enviro-glo, LLC, a Colorado limited liability company engaged in the manufacturing and branding of commercial lighting products. Previously, from January 2012 through August 2016, he was the Managing Member of Bravo Lighting, LLC, a Colorado limited liability company engaged in the distribution of commercial lighting products. From April 2011 to January 2014, he was a Vice President for Barbeque Wood Flavors, Inc., a Texas corporation engaged in the manufacturing, import and sale of barbeque grilling products. Mr. Nattrass received a Bachelor of Commerce degree from the University of Calgary in marketing in 1995 and an MBA from the University of Phoenix in 2001. He devotes substantially all of his time to our affairs.

Octavio (“Tavo”) Gutierrez is also one of our founders and was one of our Managing Members from March 2014 until March 2017 when we converted to a corporation and he became our Chief Development Officer and a director. Starting in October 2015 he has been the Managing Member of enviro-glo, LLC, a Colorado limited liability company engaged in the manufacturing and branding of commercial lighting products. Previously, starting in January 2012 he has been the Managing Member of Bravo Lighting, LLC, a Colorado limited liability company engaged in the distribution of commercial lighting products. From July 2010 through November 2013, he was the Vice President of Operations for Stone Lighting, LLC, an Illinois limited liability company engaged in the material sourcing, manufacturing, assembly, and distribution of premium decorative and low voltage lighting systems. Mr. Gutierrez received a Bachelor of International Business from Universidad Autonoma de Guadalajara in Guadalajara, Mexico. He devotes substantially all of his time to our affairs.

George R. Pullar was appointed as a director in May 2018 and as our Chief Financial Officer in August 2018. He had been advising with us since October 2016, primarily in the areas of accounting, finance and strategic planning. Previously, from December 2016 through October 2017 he was the Chief Financial Officer for Massroots, Inc., a publicly held social media company in the cannabis industry based in Denver Colorado. Additionally, since 2006, Mr. Pullar has been the Managing Director of Axis Private Equity Group LLC, a private equity firm in Englewood, Colorado. Mr. Pullar received a Bachelor of Arts degree from the University of Toledo in 1991 and an MBA degree from Southern Methodist University in 2002. He devotes substantially all of his time to our affairs.

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James H Dennedy, age 52, was appointed as a director of our Company in August 2018.  In addition to his position with our Company Mr. Dennedy is a Director and Chief Financial Officer for Interurban Capital Group, a capital investment and management services company based in Seattle, WA. Prior to this position, from May 2011 through January 2017, he was the President and CEO of Agilysis, Inc., a company offering software solutions to the hospitality industry and based in Alpharetta, GA.  Mr. Dennedy received an MA degree in Economics from the University of Colorado, Boulder in 1995, an MBA degree from The Ohio State University in 1992 and a BS degree in Economics from the US Air Force Academy in 1984.

Lance Galey, age 43, was appointed as a director of our Company in August 2018. In addition to his position with our Company, Mr. Galey is also currently Vice President of Engineering, Oracle Cloud Infrastructure at Oracle, a position he has held since July 2017. Prior, from June 2016 to July 2017, Mr. Galey was Chief Technology Officer for MassRoots, Inc., a Denver, CO based publicly traded company providing a technology platform for the cannabis industry. From May 2016 through June 2017, Mr. Galey was the Principal Cloud Architect at Dynamics 365 at Microsoft, Inc. From February 2014 through April 2016 he was Chief Cloud Architect at Autodesk, where he helped transform their products into strategic SaaS businesses. From June 2012 through February 2014, he was Vice President and Principal Architect at Salesforce.com, where he led the architecture and development of numerous core infrastructure services underlying a large portfolio of Salesforce SaaS applications and was selected as the executive MVP for the technology division of Salesforce.com. Prior to his time at Salesforce, Mr. Galey served as Chief Architect and Head of OpenStack Engineering of Cloud Services for WebEx, a division of Cisco (2011-2012); and as the Director of Architecture for the Disney Connected and Advanced Technologies division of The Walt Disney Company (2009-2011). Mr. Galey also served as Sr. Program Manager at Microsoft Inc. (2006-2009) and began his career at Amazon (2005-2006) and Level 3 Communications (2000-2005). He received a Bachelor of Science degree from Regis University in 2004.

Lewis O. Wilks, Jr., age 65, was appointed as a director of our Company in August 2018. In addition to his position with our Company, since 2004 Mr. Wilks has been the Senior Managing Partner at Bright Peaks Venture Capital LLC, Cherry Hills Village, CO, where he oversees the company’s investments. In addition, since November 2015, he has been the Executive Chairman of NCS Analytics, a Denver, CO based company that is implementing its patent pending, predictive analytics engine to provide financial, regulatory, and audit service to clients with real-time alerts for cash intensive businesses, including marijuana related businesses. Since June 2017, he has also been Chairman of El Dorado Hills, CA based FuseIntel, a company doing intelligence sector analytics. From September 1997 to September 2001, he served as the Chief Strategy Officer for Qwest Communications. Mr. Wilks received a Bachelor of Science degree in Computer Science from the University of Central Missouri in 1979.

James R. Lowe, age 39, was appointed as a director of our Company in August 2018.  In addition to his position with our Company, Mr. Lowe cofounded MJardin in 2014 where he served as President of Cultivation, overseeing all cultivation operations through 2017. He was a director of MJardin from March 2014 through June 2018. Mr. Lowe left MJardin to become EVP of Operations of GrowForce, a spinout from MJardin based in Canada focusing on international cannabis opportunities. Since December 2015 he has also been an owner of Potco LLC, one of the highest grossing single site medical cannabis dispensary and grow facilities in Colorado. He has also been a cultivation advisor for Lightshade Labs, LLC, where he has provided guidance on cultivation operations since 2012. Mr. Lowe is also the owner of Next1 Labs, a vertically integrated extraction and concentrate business with a multi-acre outdoor farm complex and the one of the largest producers of live resin products in the state of Colorado.  Lastly, Mr Lowe entered the legal cannabis market in 2009 as the owner of Cloud 9 Support LLC, a retail horticulture supplies and design company that was responsible for over 50 design projects and construction assists while laying the groundwork for future endeavors.

All of the nominees for director are directors presently. Our Nominating Committee did not receive any recommendations of director candidates from any stockholder or group of stockholders during FY 2017. We did not utilize any third-party search firms to assist in identifying potential director candidates during FY 2017. The Board, upon the recommendation of the Nominating Committee, has affirmatively determined that each of the following nominees for director is independent within our Corporate Governance Guidelines: Messrs. Dennedy, Galey and Wilks.

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The Nominating Committee is responsible for reviewing with the Board, the requisite skills and characteristics of new Board members as well as the composition of the Board as a whole. This assessment includes members’ qualification as independent, as well as consideration of diversity, age, skills and experience in the context of the Board’s needs. Nominees for directorships are selected by the Nominating Committee and recommended to the Board in accordance with the policies and principles in its charter. The Nominating Committee does not distinguish between nominees recommended by stockholders and other nominees. Stockholders wishing to suggest candidates to the Nominating Committee for consideration as directors must submit a written notice to the Company’s Corporate Secretary, who will provide it to the Nominating Committee. Our Bylaws set forth the procedures a stockholder must follow to nominate directors. These procedures are summarized in this Proxy Statement under the caption “Stockholder Proposals for 2020 Annual Meeting of Stockholders.”

The following table sets forth the name and the position(s) currently held by each person nominated as a director:

Name	Age	Position
Bradley Nattrass	46	Chairman of the Board
Octavio (“Tavo”) Gutierrez	48	Director
George R. Pullar	50	Director
James C. Dennedy	53	Independent Director
Lance Galey	43	Independent Director
Lewis O. Wilks	65	Independent Director
James Lowe	38	Independent Director

Each of the above persons, if reelected, will serve as directors until the Annual Meeting of Stockholders held in 2020 and the election and qualification of the director’s respective successor or until the director’s earlier death, removal or resignation.

All nominees have consented to be named and have agreed to serve if elected. Although it is not anticipated that any of the persons named above will be unable or unwilling to stand for reelection, a proxy, in the event of such occurrence, may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the Meeting or leave the position(s) vacant.

Compensation of Directors

Each Independent director has been issued a stock option to acquire up to 100,000 shares of the Company’s Common Stock, exercisable at $1.20 per share. The stock options shall vest proportionately on each annual anniversary of their respective appointment over a 3-year period. In addition, a director who agrees to participate and become a member of a standing committee of the Board, including Audit Committee, Nominating and Corporate Governance and Compensation, will receive an additional option to purchase 10,000 shares at an exercise price of $1.20, which will vest at end of each year of service for each committee that they are on. Each director will be required to attend a minimum of 75% of all board meetings per year in person or telephonically. All travel and other expense incurred by each Director will be reimbursed by us. It is also possible that director compensation will include monetary fees at some time in the near future. They may also be considered for additional compensation by the Compensation Committee, should such consideration be determined advisable.

Directors that are also employees of the Company do not receive any additional compensation at this time but may be considered for additional compensation as determined by the Board and Compensation Committee.

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OUR EXECUTIVE OFFICERS

The following individuals currently serve as our executive officers.

Name	Age	Position

Bradley Nattrass	47	Chief Executive Officer, President

Octavio (“Tavo”) Gutierrez	48	Chief Development Officer

George R. Pullar	50	Chief Financial Officer, Secretary

Larry Dodson	61	Chief Technology Officer

The resumes of all of the above persons other than Mr. Dodson are included above. Following is Mr. Dodson’s resume.

Larry Dodson was appointed as our Chief Technology Officer in September 2018. Prior, from December 2015 through September 2018, Mr. Dodson was the Vice President of Controls for Fluence Bioengineering, Inc., where he was responsible for product and market development of lighting controls for horticulture and IT, as well as facilities and manufacturing operations. From July 2015 to December 2015 we as a Senior Vice President for Clarus Vision, Inc. From January 2012 through July 2015 he was the Vice President of Marketing and Operations for Unipixel, Inc., where he was responsible for product development of touch screen films, process development and operations. Mr. Dodson received a Master of Business Administration from Houston Baptist University in 1993, a Bachelor of Science degree in electrical engineering and a Bachelor of Arts degree in Chemistry, each from Southern Illinois University in 1983 and 1982, respectively. He devotes substantially all of his business time to our affairs.

EXECUTIVE COMPENSATION

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation SK with management of the Company. Based on this review, the Compensation Committee recommended to the Company’s Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by:

Compensation Committee

Lewis O. Wilkes (Chairperson)

______________________________

March 29, 2019

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

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Compensation Discussion and Analysis

We have a Compensation Committee comprised of Messrs. Wilkes and Dennedy as directors. Under our Compensation Committee charter, our Compensation Committee determines and approves all elements of executive officer compensation. This committee was formed and effective with the filing of our annual report on Form 10-K related to FY 2018.

The Compensation Committee’s primary objectives in determining executive officer compensation are:

•	developing an overall compensation package that is at market levels and thus fosters executive officer retention; and

•	aligning the interests of our executive officers with our stockholders by linking a significant portion of the compensation package to performance.

SUMMARY COMPENSATION TABLE

The table below summarizes all compensation awarded to, earned by, or paid to our Chief Executive Officer and our two most highly compensated executive officers at the end of our last fiscal year for all services rendered in all capacities to us during the years during which they served as executive officers. Where a named executive officer is also a director, all compensation relates to such individual’s position as an officer only.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards ($)	All Other Compensation ($)	Total ($)

Bradley J. Nattrass	2016	$49,097	$–	$–	$–	$49,097
President, CEO,	2017	$150,000	$50,000			$200,000
	2018	$202,998	$25,000			$227,998

Octavio Gutierrez, CDO,	2016	$5,200	$–	$–	$–	$5,200
Secretary	2017	$150,000	$50,000			$200,000
	2018	$174,836	$25,000			$199,836

George R. Pullar, CFO	2018	$69,231	$–	$–	$118,666	$187,897
Larry Dodson, CTO	2018	$40,154	$–	$–	$–	$45,154

Further refinement and compensation for officers and directors will be established by the Compensation Committee in the future. Since inception such agreements had been established by our Board of Directors.

Employment Agreements

None of our executive officers have an employment agreement with us.

The Board Recommends that You Vote “FOR”

each of the nominees named in Proposal 1.

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PROPOSAL 2—RATIFICATION OF BF BORGERS, CPA P.C. AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has appointed BF Borgers, CPA P.C., as our independent registered public accounting firm for the years ending December 31, 2016 and 2017. A representative of BF Borgers, CPA P.C. is expected to be present at the Meeting, will have an opportunity to make a statement if he so desires and will be available to respond to appropriate questions.

Stockholder ratification of the appointment of our independent registered public accounting firm is not required by our bylaws or otherwise. However, our Board is submitting the appointment of BF Borgers, CPA P.C. to the stockholders for ratification as a matter of what it considers to be good corporate practice. Even if the appointment is ratified, our Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our and our stockholders’ best interests.

Fees Paid to Independent Registered Public Accounting Firms

The following table presents fees for professional audit services rendered by B F Borgers, CPA P.C., our independent auditors, and Sensiba San Flippo, LLP our tax accounting firm during our fiscal year ended December 31, 2018 and 2017:

	December 31, 2017	December 31, 2018
Audit Fees	$86,400	$102,600
Tax Fees	5,000	5,800
All Other Fees	–	–
Total	$91,400	$108,400

Audit Fees. Consist of amounts billed for professional services rendered for the audit of our annual financial statements included in our Form S-1 registration statement filed with the Securities and Exchange Commission in May 2018 and reviews of our interim financial statements included in our Quarterly Reports on Form 10-Q.

Tax Fees. Consists of amounts billed for professional services rendered for tax return preparation, tax planning and tax advice.

All Other Fees. Consists of amounts billed for services other than those noted above.

We organized our Audit Committee in January 2018. Our Audit Committee is responsible for approving all audit, audit-related, tax and other services. The Audit Committee pre-approves all auditing services and permitted non-audit services, including all fees and terms to be performed for us by our independent auditor at the beginning of the fiscal year. Non-audit services are reviewed and pre-approved by project at the beginning of the fiscal year. Any additional non-audit services contemplated by us after the beginning of the fiscal year are submitted to the Audit Committee Chairperson for pre-approval prior to engaging the independent auditor for such services. Such interim pre-approvals are reviewed with the full Audit Committee at its next meeting for ratification.

The Board Recommends that You Vote “FOR”

the ratification of Ben Borgers, CPA P.C.

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PROPOSAL #3

APPROVAL OF THE COMPANY’S 2019 EQUITY INCENTIVE PLAN

A proposal will be presented at the annual meeting to approve the urban-gro 2019 Equity Incentive Plan, which we refer to as the Plan. The Plan, as proposed authorizes 3,500,000 shares of common stock that may be issued under the Plan A full copy of the Plan is attached hereto as Appendix “A”.

General Details and Provisions of the Plan

Purpose of the Plan. The Plan was established by the Company to (i) promote the success and enhance the value of the Company by linking the personal interests of participants to those of Company stockholders and by providing participants with an incentive for outstanding performance; and (ii) provide flexibility to the Company in its ability to motivate, attract, and retain the services of participants upon whose judgment, interest and special effort the successful conduct of its business is largely dependent.

The Board has the sole authority to implement, interpret, and/or administer the Plan unless the Board delegates (i) all or any portion of its authority to implement, interpret, and/or administer the Plan to a committee of the Board consisting of non-employee directors (the “Committee”), or (ii) the authority to grant and administer awards to non-executive employees of the Company under the Plan to an officer of the Company.

The Plan relates to the issuance of up to 3,500,000 shares of Common Stock, including shares that may be issued related to the exercise of options awarded under the Plan, subject to adjustment as described below, and shall be effective for ten (10) years, unless earlier terminated.

Any employee of the Company or an affiliate, a director, or a consultant to the Company or an affiliate may be an “Eligible Person” under the Plan. The Plan provides Eligible Persons the opportunity to participate in the enhancement of shareholder value by the award of options and awards of Common Stock, granted as stock bonus awards, restricted stock awards, deferred share awards and performance-based awards, under the Plan. This further provides for the Company to make payment of bonuses and/or consulting fees to certain Eligible Persons in options and Common Stock, or any combination thereof. As of the date hereof, the Company has eight employees and two non-employee directors who may be Eligible Persons under the Plan; however, this does not include potential consultants who may be an Eligible Person under the terms of the Plan or those who may become an Eligible Person in the future. While our directors and our executive officers may participate in the Plan, the amounts and benefits that they may receive from the Plan (if any) has not been determined and is not currently determinable.

No single participant under the Plan may receive more than 25% of all options awarded in a single year.

In the event of a corporate transaction involving the Company (including, without limitation, any merger, reorganization, consolidation, recapitalization, separation, liquidation, split-up, or share combination), the Committee shall adjust awards in any manner determined by the Committee to be an appropriate and equitable means to prevent dilution or enlargement of rights.

Stock Options

The Board, or the Committee, shall have sole and absolute discretionary authority (i) to determine, authorize, and designate those persons pursuant to the Plan who are to receive options under the Plan, (ii) to determine the number of shares of Common Stock to be covered by such options and the terms thereof, (iii) to determine the type of option granted (ISOs or Nonqualified Options), and (iv) to determine other such details concerning the vesting, termination, exercise, transferability and payment of such options. The Board or Committee shall thereupon grant options in accordance with such determinations as evidenced by a written option agreement.

The exercise price per share for Common Stock of options granted under the Plan shall be determined by the Board or Committee, but in no case shall be less than one hundred percent (100%) of the fair market value of the Common Stock (determined in accordance with the Plan at the time the option is granted), provided that, with respect to ISOs granted to a person who holds ten percent (10%) or more of the total combined voting power of all classes of stock of the Company, the exercise price per share for Common Stock shall not be less than 110% of the fair market value of the Common Stock and the term of the ISO shall be no more than 5 years from date of grant. The fair market value of the Common Stock with respect to which ISOs may be exercisable for the first time by any Eligible Person during any calendar year under all such plans of the Company and its affiliates shall not exceed $100,000, or such other amount provided in Section 422 of the Code.

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ISOs under the Plan may not be transferred except by will or laws of descent and, during the lifetime of the recipient of the ISO, only be exercised by such recipient. Nonqualified Options may be transferred as a gift in accordance with the applicable securities laws and regulations and with any stock option agreement. Shares issued pursuant to the exercise of options may be endorsed with a legend restricting their transfer or sale.

Bonus, Deferred, and Restricted Stock Awards

The Board, or the Committee, may, in its sole discretion, grant awards of Common Stock in the form of bonus awards, deferred awards, and restricted stock awards. Each stock award agreement shall be in such form and shall contain such terms and conditions as the Board, or the committee, deems appropriate. The terms and conditions of each stock award agreement may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate stock award agreements need not be identical.

Performance Share Awards

The Board, or the Committee, may authorize grants of shares of Common Stock to be awarded upon the achievement of specified performance objectives, upon such terms and conditions as the Board, or the Committee, may determine. Such awards shall be conferred upon the Eligible Person upon the achievement of specified performance objectives during a specified performance period, such objectives being set forth in the grant and including a minimum acceptable level of achievement and, optionally, a formula for measuring and determining the number of performance shares to be issued. Each performance share award agreement shall be in such form and shall contain such terms and conditions as the Board, or the Committee, deems appropriate. The terms and conditions of each performance share award may change from time to time and need not be uniform with respect to Eligible Persons, and the terms and conditions of separate performance share award agreements need not be identical.

Adjustments

If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding options and other awards under the Plan, and (ii) the number of and class of shares then reserved for issuance under the Plan and the maximum number of shares for which awards may be granted to an Eligible Person during a specified time period shall be appropriately and proportionately adjusted. The Board, or the Committee, shall make such adjustments, and its determinations shall be final, binding and conclusive.

Change in Control

If the Company is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while options or stock awards remain outstanding under the Plan, unless provisions are made in connection with such transaction for the continuance of the Plan and/or the assumption or substitution of such options or stock awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding options and stock awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the stock option or stock award agreement, will terminate immediately as of the effective date of any such merger, consolidation or sale.

Plan Amendment or Termination.

Our Board has the authority to amend, suspend, or terminate our Plans, provided that such action does not materially impair the existing rights of any participant without such participant's written consent. The Plans will terminate ten (10) years after the earlier of (i) the date the Plan is adopted by the Board, and (ii) the date a Plan is approved by the shareholders, except that awards that are granted under the Plan prior to its termination will continue to be administered under the terms of the that Plan until the awards terminate, expire or are exercised.

17

Federal Income Tax Consequences

Subject to other customary terms, the Company may, prior to certificating any Common Stock, deduct or withhold from any payment pursuant to a stock option or stock award agreement an amount that is necessary to satisfy any withholding requirement of the Company in which it believes, in good faith, is necessary in connection with U.S. federal, state, local or transfer taxes as a consequence of the issuance or lapse of restrictions on such Common Stock.

Individual who receives a grant of options (an “Optionee”) will generally not recognize any taxable income on the date Nonqualified Options are granted pursuant to the Plan. Upon exercise of the option, however, the Optionee must recognize, in the year of exercise, compensation taxable as ordinary income in an amount equal to the difference between the option price and the fair market value of Company common stock on the date of exercise. Upon the sale of the shares, any resulting gain or loss will be treated as capital gain or loss. The Company will receive an income tax deduction in its fiscal year in which NSOs are exercised equal to the amount of ordinary income recognized by those Optionees exercising options, and must comply with applicable tax withholding requirements. ISOs granted under the Plan are intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code. Under Section 422, an Optionee recognizes no taxable income when the option is granted. Further, the Optionee generally will not recognize any taxable income when the option is exercised if he or she has at all times from the date of the option’s grant until three months before the date of exercise been an employee of the Company. The Company ordinarily is not entitled to any income tax deduction upon the grant or exercise of an incentive stock option. This favorable tax treatment for the Optionee, and the denial of a deduction for the Company, will not, however, apply if the Optionee disposes of the shares acquired upon the exercise of an incentive stock option within two years from the granting of the option or one year from the receipt of the shares.

Required Vote

The affirmative vote of the holders of a majority of the Company’s common stock present at the annual meeting in person or by proxy and entitled to vote on this proposal is required to approve this proposal to adopt our 2019 Equity Incentive Plan.

The Board Recommends that You Vote “FOR”

Adoption of the 2019 Equity

Incentive Plan

18

The Audit Committee

Report of the Audit Committee

In accordance with our Audit Committee Charter, our Audit Committee oversees our financial reporting process on behalf of our Board. Management has the primary responsibility for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Audit Committee’s responsibility is to monitor and oversee these processes. In fulfilling its oversight responsibilities, our Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2018, with management, including a discussion of the quality of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Our Audit Committee reviewed with the independent registered public accounting firm, which is responsible for auditing our financial statements and for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, the firm’s judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

In addition, our Audit Committee received the written disclosures and the letter from our independent registered public accounting firm required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, discussed with our independent registered public accounting firm the firm’s independence from both management and our Company, and considered the compatibility of our independent registered public accounting firm’s provision of non-audit services to our company with its independence.

In reliance on the reviews and discussions referred to above, but subject to the limitations on the role and responsibility of our Audit Committee referred to below, our Audit Committee recommended to our Board that (and our Board has approved) the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2018, for filing with the Securities and Exchange Commission.

None of the members of our Audit Committee are professional accountants. Committee members rely on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, our Audit Committee serves an oversight role and does not in itself determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control over financial reporting and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with United States generally accepted accounting principles, or that BF Borgers, CPA P.C. is in fact “independent.”

Submitted by:

Audit Committee

Jim Dennedy (Chairperson)
____________________

March 29, 2019

The information contained in the report above shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

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Certain Relationships and Related Transactions

Related Party Transactions

We purchase some cultivation products from Bravo Lighting d/b/a Bravo Enterprises (“Bravo”), Bravo Aviation, and Enviro-Glo, distributors of commercial building lighting and other product solutions with common control by our CEO, Bradley Nattrass and CDO Octavio Gutierrez. Purchases from Bravo, Bravo Aviation and Enviro-Glo for the years ended December 31, 2018 and 2017 were $276,443 and $526,002, respectively Outstanding receivables from Bravo and Enviro-Glo as of December 31, 2018 and 2017 totaled $43,120 and $13,540, respectively. Net outstanding payables incurred for purchases of inventory and other services to Bravo and Enviro-Glo as of December 31, 2018 and 2017 totaled $5,562 and $93,394, respectively.

We entered into a lease agreement with Bravo Lighting a related party, to sublease office space for 12 months commencing in September 2017, which was renewed in September 2018. Minimum lease payments are $24,000 in 2019.

We have consulted with Cloud 9 Support, LLC a company owned by James Lowe, a board member and debt holder. Cost of Services provided by Cloud 9 Support, LLC during the years ended December 31, 2018 and 2017 were 84,746 and $58,196, respectively. Cloud 9 Support LLC also purchases materials from us for use with their customers. Total Purchases by Cloud 9 Support, LLC from us during the years ended December 31, 2018 and 2017 were $370,948 and $312,041, respectively. Outstanding receivables from Cloud 9 Support, LLC as of December 31, 2018 and 2017 totaled $79,235 and $42,237, respectively. Net outstanding payables incurred for purchases of inventory and other services to Cloud 9 Support, LLC as of December 31, 2018 and 2017 totaled $13,240 and $7,168, respectively.

In October 2018, we received a $1 million unsecured loan from James Lowe, a director, which is due on or before April 30, 2019. The loan had a one-time origination fee of $12,500. Interest accrues at the rate of 12% per annum and is paid monthly. As additional consideration for the loan we granted Mr. Lowe an option to purchase 30,000 shares of our common stock at an exercise price of $1.20 per share, which option is exercisable for a period of five (5) years. The loan is guaranteed by Messrs. Nattrass and Gutierrez, two of our officers, directors and our principal shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who own more than 10% of our shares of Common Stock to file reports of ownership and changes in ownership of our shares of Common Stock and any other equity securities with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. To our knowledge, based solely upon a review of Section 16(a) reports furnished to us for fiscal year 2016 or written representations that no other reports were required, we believe that all filing requirements under Section 16(a) for fiscal year 2018 were complied with, except that some of these reports were filed late due in part to delays in their obtaining their personal codes.

2018 ANNUAL REPORT TO STOCKHOLDERS

A copy of our 2018 Annual Report to Stockholders that includes all financial statements and schedules is included herewith. It is also available on our website, http://urbangro.com.

OTHER MATTERS

As of the date of this Proxy Statement the Board does not intend to present any matter for action at the 2019 Annual Meeting of Stockholders other than as set forth in the Notice of Annual Meeting. If any other matters properly come before the Meeting, or any adjournment or postponement thereof, it is intended that the holders of the proxies will act in accordance with their best judgment.

20

STOCKHOLDER PROPOSALS FOR

2020 ANNUAL MEETING OF STOCKHOLDERS

To be eligible for inclusion in the proxy materials for the Company’s 2020 Annual Meeting of Stockholders, stockholder proposals must be received at the Company’s principal executive offices, Attention: Corporate Secretary, by December 29, 2019. We will consider written proposals received by that date for inclusion in our proxy statement in accordance with regulations governing the solicitation of proxies. A stockholder who wishes to present a proposal at the Company’s 2020 Annual Meeting of Stockholders, but who does not request that the Company solicit proxies for the proposal, must submit the proposal to the Company’s principal executive offices, Attention: Corporate Secretary, no earlier than December 29, 2019, and no later than January 28, 2020.

Because this Proxy Statement was first mailed to our stockholders on April 15, 2019, our Corporate Secretary must receive written notice of a stockholder’s intent to make such nomination or nominations at the 2020 Annual Meeting of Stockholders not later than the close of business on January 28, 2020, and not earlier than the close of business on December 29, 2019.

Each notice of a stockholder proposal must set forth:

•	as to each person whom the stockholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and

•	as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made.

The stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination or proposal is made, must set forth:

•	the name and address of such stockholder, as they appear on our books, and of such beneficial owner; and

•	the number of shares of each class of our stock which are owned beneficially and of record by such stockholder and such beneficial owner.

If the Board has determined that directors will be elected at a special meeting of stockholders, any stockholder of the Company who is a stockholder of record both at the time of giving of notice of such meeting and at the time of the special meeting, and who is entitled to vote at the meeting and who complies with the notice procedures in the next sentence may nominate a person for election to the Company’s Board. Such stockholder must deliver a notice containing the information described above to the Corporate Secretary not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board to be elected at such meeting.

These requirements are separate from the requirements of the SEC that a stockholder must meet to have a proposal included in our proxy statement.

We will also furnish any stockholder a copy of our bylaws without charge upon written request to the Corporate Secretary.

By Order of the Board,

George R. Pullar
Corporate Secretary

April 15, 2019

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PROXY --- Urban-gro, Inc. --- PROXY

The undersigned hereby appoints Bradley Nattrass with power of substitution, as proxy to vote the shares of Common Stock of the undersigned in Urban-gro, Inc. at the Annual Meeting of Shareholders to be held at the Denver Athletic Club, 1325 Glenarm Pl, Denver, CO 80204 on May 23, 2019, at 10:00 a.m. local time and at any adjournment thereof, upon all business that may properly come before the meeting, including the business identified (and in the manner indicated) on this proxy and described in the proxy statement furnished herewith. Indicate your vote by an ☑. It is recommended that you vote FOR all items.

Proposals

1.	To elect the following persons as directors of the Company

Bradley Nattrass	☐	FOR	☐	AGAINST	☐	ABSTAIN
Octavio Gutierrez	☐	FOR	☐	AGAINST	☐	ABSTAIN
George Pullar	☐	FOR	☐	AGAINST	☐	ABSTAIN
Lewis O. Wilks	☐	FOR	☐	AGAINST	☐	ABSTAIN
James H. Dennedy	☐	FOR	☐	AGAINST	☐	ABSTAIN
Lance Galey	☐	FOR	☐	AGAINST	☐	ABSTAIN
James Lowe	☐	FOR	☐	AGAINST	☐	ABSTAIN

2.	To ratify the appointment of BF Borgers, CPA P.C. as the Company’s independent registered public accountant, to audit the Company’s financial books and records for its fiscal year ending December 31, 2019.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.	To approve the Company’s 2019 Equity Incentive Plan as may be amended in the future by the Board of Directors via the consent of the Shareholders of the Company.

☐	FOR	☐	AGAINST	☐	ABSTAIN

(Please return promptly in the stamped, enclosed envelope.)

THIS PROXY IS SOLICITED ON BEHALF OF THE COMPANY’S BOARD OF DIRECTORSWHO RECOMMEND VOTING FOR ALL ITEMS. IT WILL BE VOTED AS SPECIFIED. IF NOT SPECIFIED, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL ITEMS.

_____/_____/_____	________________________________________
Date	Signature

_________________________	________________________________________
No. of Shares	Printed Name

Please sign exactly as name(s) appear on this proxy. If joint account, each joint owner should sign. If signing for a corporation or partnership or as agent, attorney or fiduciary, indicate the capacity in which you are signing.

ADDITIONAL SIGNATURES:	_______________________________________
(if necessary)	Signature

________________________________________
Printed Name

PLEASE DATE AND SIGN THE ACCOMPANYING PROXY CARD AND EITHER MAIL OR EMAIL IT PROMPTLY TO THE STREET OR E-MAIL ADDRESS AS PROVIDED HEREIN. IF BY REGULAR MAIL, PLEASE SEND TO THE ATTENTION OF BRADLEY NATTRASS AT THE FOLLOWING ADDRESS.

1751 Panorama Point

Unit G

Lafayette, CO 80026

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Urban-gro, Inc.

2019 Equity Incentive Plan

1. Purpose

Urban-gro, Inc.’s 2019 Equity Incentive Plan is intended to promote the best interests of urban-gro, Inc. and its stockholders by (i) assisting the Corporation and its Affiliates in the recruitment and retention of persons with ability and initiative, (ii) providing an incentive to such persons to contribute to the growth and success of the Corporation’s businesses by affording such persons equity participation in the Corporation and (iii) associating the interests of such persons with those of the Corporation and its Affiliates and stockholders.

2. Definitions

As used in this Plan the following definitions shall apply:

A.            “Affiliate” means (i) any Subsidiary, (ii) any Parent, (iii) any corporation, or trade or business (including, without limitation, a partnership, limited liability company or other entity) which is directly or indirectly controlled fifty percent (50%) or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Corporation or one of its Affiliates, and (iv) any other entity in which the Corporation or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee.

B.            “Award” means any Option or Stock Award granted hereunder.

C.            “Board” means the Board of Directors of the Corporation.

D.           “Code” means the Internal Revenue Code of 1986, and any amendments thereto.

E.            “Committee” means the Board or any Committee of the Board to which the Board has delegated any responsibility for the implementation, interpretation or administration of this Plan.

F.            “Common Stock” means the common stock, $0.001 par value, of the Corporation.

G.            “Consultant” means (i) any person performing consulting or advisory services for the Corporation or any Affiliate, or (ii) a director of an Affiliate.

H.           “Corporation” means urban-gro, Inc., a Colorado corporation.

I.             “Corporation Law” means the Colorado Revised Statutes, as the same shall be amended from time to time.

J.             “Date of Grant” means the date that the Committee approves an Option grant; provided, that all terms of such grant, including the amount of shares subject to the grant, exercise price and vesting are defined at such time.

K.           “Deferral Period” means the period of time during which Deferred Shares are subject to deferral limitations under Section 7.D of this Plan.

L.            “Deferred Shares” means an award pursuant to Section 7.D of this Plan of the right to receive shares of Common Stock at the end of a specified Deferral Period.

M.          “Director” means a member of the Board.

N.            “Eligible Person” means an employee of the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan), a Director or a Consultant to the Corporation or an Affiliate (including a corporation that becomes an Affiliate after the adoption of this Plan).

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O.           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

P.             “Fair Market Value” means, on any given date, the current fair market value of the shares of Common Stock as determined as follows:

(i)	If the Common Stock is traded on a national securities exchange, the closing price for the day of determination as quoted on such market or exchange, including the NASDAQ Global Market or NASDAQ Capital Market, which is the primary market or exchange for trading of the Common Stock or if no trading occurs on such date, the last day on which trading occurred, or such other appropriate date as determined by the Committee in its discretion, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high and the low asked prices for the Common Stock for the day of determination; or

(iii)	In the absence of an established market for the Common Stock, Fair Market Value shall be determined by the Committee in good faith.

Q.           “Family Member” means a parent, child, spouse or sibling.

R.           “Incentive Stock Option” means an Option (or portion thereof) intended to qualify for special tax treatment under Section 422 of the Code.

S.            “Nonqualified Stock Option” means an Option (or portion thereof) which is not intended or does not for any reason qualify as an Incentive Stock Option.

T.            “Option” means any option to purchase shares of Common Stock granted under this Plan.

U.            “Parent” means any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation if each of the corporations (other than the Corporation) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

V.           “Participant” means an Eligible Person who (i) is selected by the Committee or an authorized officer of the Corporation to receive an Award and (ii) is party to an agreement setting forth the terms of the Award, as appropriate.

W.          “Performance Agreement” means an agreement described in Section 8 of this Plan.

X.            “Performance Objectives” means the performance objectives established by the Committee pursuant to this Plan for Participants who have received grants of Awards. Performance Objectives may be described in terms of Corporation-wide objectives or objectives that are related to the performance of the individual Participant or the Affiliate, division, department or function within the Corporation or Affiliate in which the Participant is employed or has responsibility. Any Performance Objectives applicable to Awards to the extent that such an Award is intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be limited to specified levels of or increases in the Corporation’s or a business unit’s return on equity, earnings per share, total earnings, earnings growth, return on capital, return on assets, economic value added, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization, sales growth, gross margin return on investment, increase in the Fair Market Price of the shares, net operating profit, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investments (which equals net cash flow divided by total capital), internal rate of return, increase in net present value or expense targets. The Awards intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code shall be pre-established in accordance with applicable regulations under Section 162(m) of the Code and the determination of attainment of such goals shall be made by the Committee. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Corporation (including an event described in Section 9), or the manner in which it conducts its business, or other events or circumstances render the Performance Objectives unsuitable, the Committee may modify such Performance Objectives or the related minimum acceptable level of achievement, in whole or in part, as the Committee deems appropriate and equitable; provided, however, that no such modification shall be made to an Award intended to qualify as “Performance Based Compensation” under Section 162(m) of the Code unless the Committee determines that such modification will not result in loss of such qualification or the Committee determines that loss of such qualification is in the best interests of the Corporation.

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Y.            “Performance Period” means a period of time established under Section 8 of this Plan within which the Performance Objectives relating to a Stock Award are to be achieved.

Z.            “Performance Share” means an award pursuant to Section 8 of this Plan of the right to receive shares of Common Stock upon the achievement of specified Performance Objectives.

AA.        “Plan” means this Urban-gro, Inc. 2019 Equity Incentive Plan.

BB.         “Repricing” means, other than in connection with an event described in Section 9 of this Plan, (i) lowering the exercise price of an Option after it has been granted or (ii) canceling an Option at a time when the exercise price exceeds the then-Fair Market Value of the Common Stock in exchange for another Option.

CC.         “Restricted Stock Award” means an award of Common Stock under Section 7.B.

DD.        “Securities Act” means the Securities Act of 1933, as amended.

EE.          “Stock Award” means a Stock Bonus Award, Restricted Stock Award, Stock Appreciation Right, Deferred Shares, or Performance Shares.

FF.          “Stock Bonus Award” means an award of Common Stock under Section 7.A.

GG.         “Stock Award Agreement” means a written agreement between the Corporation and a Participant setting forth the specific terms and conditions of a Stock Award granted to the Participant under Section 7. Each Stock Award Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

HH.        “Stock Option Agreement” means an agreement (written or electronic) between the Corporation and a Participant setting forth the specific terms and conditions of an Option granted to the Participant. Each Stock Option Agreement shall be subject to the terms and conditions of this Plan and shall include such terms and conditions as the Committee shall authorize.

II.            “Subsidiary” means any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing at least fifty percent (50%) of the total combined voting power of all classes of stock in one of the other corporations in such chain.

JJ.           “Ten Percent Owner” means any Eligible Person owning at the time an Option is granted more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or of a Parent or Subsidiary. An individual shall, in accordance with Section 424(d) of the Code, be considered to own any voting stock owned (directly or indirectly) by or for such Eligible Person’s brothers, sisters, spouse, ancestors and lineal descendants and any voting stock owned (directly or indirectly) by or for a corporation, partnership, estate or trust shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

3. implementation, interpretation and Administration

A.           Delegation to Board Committee. The Board shall have the sole authority to implement, interpret, and/or administer this Plan unless the Board delegates all or any portion of its authority to implement, interpret, and/or administer this Plan to a Committee. To the extent not prohibited by the Certificate of Incorporation or Bylaws of the Corporation, the Board may delegate all or a portion of its authority to implement, interpret, and/or administer this Plan to a Committee of the Board appointed by the Board and constituted in compliance with the applicable Corporation Law. The Committee shall consist solely of two (2) or more Directors who are (i) Non-Employee Directors (within the meaning of Rule 16b-3 under the Exchange Act) for purposes of exercising administrative authority with respect to Awards granted to Eligible Persons who are subject to Section 16 of the Exchange Act; (ii) to the extent required by the rules of the market on which the Corporation’s shares are traded or the exchange on which the Corporation’s shares are listed, “independent” within the meaning of such rules; and (iii) at such times as an Award under this Plan by the Corporation is subject to Section 162(m) of the Code (to the extent relief from the limitation of Section 162(m) of the Code is sought with respect to Awards and administration of the Awards by a committee of “outside directors” is required to receive such relief), “outside directors” within the meaning of Section 162(m) of the Code.

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B.           Delegation to Officers. The Committee may delegate to one or more officers of the Corporation the authority to grant and administer Awards to Eligible Persons who are not Directors or executive officers of the Corporation; provided that the Committee shall have fixed the total number of shares of Common Stock that may be subject to such Awards. No officer holding such a delegation is authorized to grant Awards to himself or herself. In addition to the Committee, the officer or officers to whom the Committee has delegated the authority to grant and administer Awards shall have all powers delegated to the Committee with respect to such Awards.

C.           Powers of the Committee. Subject to the provisions of this Plan, and in the case of a Committee appointed by the Board, the specific duties delegated to such Committee, the Committee (and the officers to whom the Committee has delegated such authority) shall have the authority:

(i)	To construe and interpret all provisions of this Plan and all Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreement under this Plan.

(ii)	To determine the Fair Market Value of Common Stock in the absence of an established market for the Common Stock.

(iii)	To select the Eligible Persons to whom Awards are granted from time to time hereunder.

(iv)	To determine the number of shares of Common Stock covered by an Award; to determine whether an Option shall be an Incentive Stock Option or Nonqualified Stock Option; and to determine such other terms and conditions, not inconsistent with the terms of this Plan, of each such Award. Such terms and conditions include, but are not limited to, the exercise price of an Option, purchase price of Common Stock subject to a Stock Award, the time or times when Options or a Stock Award may be exercised or Common Stock issued thereunder, the vesting schedule of an Option, the right of the Corporation to repurchase Common Stock issued pursuant to the exercise of an Option or a Stock Award and other restrictions or limitations (in addition to those contained in this Plan) on the forfeitability or transferability of Options, Stock Awards or Common Stock issued upon exercise of an Option or pursuant to a Stock Award. Such terms may include conditions which shall be determined by the Committee and need not be uniform with respect to Participants.

(v)	To accelerate the time at which any Option or Stock Award may be exercised, or the time at which a Stock Award or Common Stock issued under this Plan may become transferable or non-forfeitable.

(vi)	To determine whether and under what circumstances an Option or Stock Award may be settled in cash, shares of Common Stock or other property under Section 6.H instead of in Common Stock.

(vii)	To waive, amend, cancel, extend, renew, accept the surrender of, modify or accelerate the vesting of or lapse of restrictions on all or any portion of an outstanding Award. Except as otherwise provided by this Plan, Stock Option Agreement, Stock Award Agreement or Performance Agreement or as required to comply with applicable law, regulation or rule, no amendment, cancellation or modification shall, without a Participant’s consent, adversely affect any rights of the Participant; provided, however, that (x) an amendment or modification that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant and (y) any other amendment or modification of any Stock Option Agreement, Stock Award Agreement or Performance Agreement that does not, in the opinion of the Committee, adversely affect any rights of any Participant, shall not require such Participant’s consent. Notwithstanding the foregoing, the restrictions on the Repricing of Options, as set forth in this Plan, may not be waived.

(viii)	To prescribe the form of Stock Option Agreements, Stock Award Agreements, Performance Agreements, or any other agreements under this Plan; to adopt policies and procedures for the exercise of Options or Stock Awards, including the satisfaction of withholding obligations; to adopt, amend, and rescind policies and procedures pertaining to the administration of this Plan; and to make all other determinations necessary or advisable for the administration of this Plan. Except for the due execution of the award agreement by both the Corporation and the Participant, the Award’s effectiveness will not be dependent on any signature unless specifically so provided in the award agreement.

The express grant in this Plan of any specific power to the Committee shall not be construed as limiting any power or authority of the Committee; provided that the Committee may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Committee or in connection with the implementation, interpretation, and administration of this Plan shall be final, conclusive and binding on all persons having an interest in this Plan.

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4. Eligibility

A.           Eligibility for Awards. Awards, other than Incentive Stock Options, may be granted to any Eligible Person selected by the Committee. Incentive Stock Options may be granted only to employees of the Corporation or a Parent or Subsidiary.

B.           Eligibility of Consultants. A Consultant shall be an Eligible Person only if the offer or sale of the Corporation’s securities would be eligible for registration on Form S-8 Registration Statement (or any successor form) because of the identity and nature of the service provided by such person, unless the Corporation determines that an offer or sale of the Corporation’s securities to such person will satisfy another exemption from the registration under the Securities Act and complies with the securities laws of all other jurisdictions applicable to such offer or sale. Accordingly, an Award may not be granted pursuant to this Plan for the purpose of the Corporation obtaining financing or for investor relations purposes.

C.           Substitution Awards. The Committee may make Awards under this Plan by assumption, in substitution or replacement of performance shares, phantom shares, stock awards, stock options or similar awards granted by another entity (including an Affiliate) in connection with a merger, consolidation, acquisition of property or stock or similar transaction. Notwithstanding any provision of this Plan (other than the maximum number of shares of Common Stock that may be issued under this Plan), the terms of such assumed, substituted, or replaced Awards shall be as the Committee, in its discretion, determines is appropriate.

5. Common Stock Subject to Plan

A.           Share Reserve and Limitations on Grants. The maximum aggregate number of shares of Common Stock that may be (i) issued under this Plan pursuant to the exercise of Options (without regard to whether payment on exercise of the Stock Option is made in cash or shares of Common Stock) and (ii) issued pursuant to Stock Awards, shall be 3,500,000 shares in the aggregate. The number of shares of Common Stock subject to the Plan shall be subject to adjustment as provided in Section 9. Notwithstanding any provision hereto to the contrary, shares subject to the Plan shall include shares forfeited in a prior year as provided herein. For purposes of determining the number of shares of Common Stock available under this Plan, shares of Common Stock withheld by the Corporation to satisfy applicable tax withholding obligations pursuant to Section 10 of this Plan shall be deemed issued under this Plan. No single participant may receive more than 25% of the total Options awarded in any single year.

B.           Reversion of Shares. If an Option or Stock Award is terminated, expires or becomes unexercisable, in whole or in part, for any reason, the unissued or unpurchased shares of Common Stock which were subject thereto shall become available for future grant under this Plan. Shares of Common Stock that have been actually issued under this Plan shall not be returned to the share reserve for future grants under this Plan; except that shares of Common Stock issued pursuant to a Stock Award which are forfeited to the Corporation or repurchased by the Corporation at the original purchase price of such shares, shall be returned to the share reserve for future grant under this Plan.

C.           Source of Shares. Common Stock issued under this Plan may be shares of authorized and unissued Common Stock or shares of previously issued Common Stock that have been reacquired by the Corporation.

6. Options

A.           Award. In accordance with the provisions of Section 4, the Committee will designate each Eligible Person to whom an Option is to be granted and will specify the number of shares of Common Stock covered by such Option. The Stock Option Agreement shall specify whether the Option is an Incentive Stock Option or Nonqualified Stock Option, the exercise price of such Option, the vesting schedule applicable to such Option, the expiration date of such Option, events of termination of such Option, and any other terms of such Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option.

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B.           Option Price. The exercise price per share for Common Stock subject to an Option shall be determined by the Committee, but shall comply with the following:

(i)	The exercise price per share for Common Stock subject to an Option shall not be less than one hundred percent (100%) of the Fair Market Value on the date of grant.

(ii)	The exercise price per share for Common Stock subject to an Incentive Stock Option granted to a Participant who is deemed to be a Ten Percent Owner on the date such option is granted, shall not be less than one hundred ten percent (110%) of the Fair Market Value on the date of grant.

C.           Maximum Option Period. The maximum period during which an Option may be exercised shall be ten (10) years from the date such Option was granted. In the case of an Incentive Stock Option that is granted to a Participant who is or is deemed to be a Ten Percent Owner on the date of grant, such Option shall not be exercisable after the expiration of five (5) years from the date of grant.

D.           Maximum Value of Options which are Incentive Stock Options. To the extent that the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options granted to any Participant are exercisable for the first time during any calendar year (under all stock option plans of the Corporation or any Parent or Subsidiary) exceeds $100,000 (or such other amount provided in Section 422 of the Code), the Options shall not be deemed to be Incentive Stock Options. For purposes of this section, the Fair Market Value of the Common Stock will be determined as of the time the Incentive Stock Option with respect to the Common Stock is granted. This section will be applied by taking Incentive Stock Options into account in the order in which they are granted.

E.            Nontransferability. Options granted under this Plan which are intended to be Incentive Stock Options shall be nontransferable except by will or by the laws of descent and distribution and, during the lifetime of the Participant, shall be exercisable by only the Participant to whom the Incentive Stock Option is granted. Except to the extent transferability of a Nonqualified Stock Option is provided for in the Stock Option Agreement or is approved by the Committee, during the lifetime of the Participant to whom the Nonqualified Stock Option is granted, such Option may be exercised only by the Participant. If the Stock Option Agreement so provides or the Committee so approves, a Nonqualified Stock Option may be transferred by a Participant through a gift or domestic relations order to the Participant’s family members to the extent such transfer complies with applicable securities laws and regulations and provided that such transfer is not a transfer for value (within the meaning of applicable securities laws and regulations). The holder of a Nonqualified Stock Option transferred pursuant to this section shall be bound by the same terms and conditions that governed the Option during the period that it was held by the Participant. No right or interest of a Participant in any Option shall be liable for, or subject to, any lien, obligation, or liability of such Participant, unless such obligation is to the Corporation itself or to an Affiliate.

F.            Vesting. Options will vest as provided in the Stock Option Agreement.

G.           Termination. Options will terminate as provided in the Stock Option Agreement.

H.           Exercise. Subject to the provisions of this Plan and the applicable Stock Option Agreement, an Option may be exercised to the extent vested in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine. A partial exercise of an Option shall not affect the right to exercise the Option from time to time in accordance with this Plan and the applicable Stock Option Agreement with respect to the remaining shares subject to the Option. An Option may not be exercised with respect to fractional shares of Common Stock. The Participant may face certain restrictions on his/her ability to exercise Options and/or sell underlying shares when such Participant is potentially in possession of insider information. The Corporation will make the Participant aware of any formal insider trading policy it adopts, and the provisions of such insider trading policy (including any amendments thereto) shall be binding upon the Participant.

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I.             Payment. Unless otherwise provided by the Stock Option Agreement, payment of the exercise price for an Option shall be made in cash or a cash equivalent acceptable to the Committee or if the Common Stock is traded on an established securities market, by payment of the exercise price by a broker-dealer or by the Option holder with cash advanced by the broker-dealer if the exercise notice is accompanied by the Option holder’s written irrevocable instructions to deliver the Common Stock acquired upon exercise of the Option to the broker-dealer or by delivery of the Common Stock to the broker-dealer with an irrevocable commitment by the broker-dealer to forward the exercise price to the Corporation. With the consent of the Committee, payment of all or a part of the exercise price of an Option may also be made (i) by surrender to the Corporation (or delivery to the Corporation of a properly executed form of attestation of ownership) of shares of Common Stock that have been held for such period prior to the date of exercise as is necessary to avoid adverse accounting treatment to the Corporation, or (ii) any other method acceptable to the Committee. If Common Stock is used to pay all or part of the exercise price, the sum of the cash or cash equivalent and the Fair Market Value (determined as of the date of exercise) of the shares surrendered must not be less than the Option price of the shares for which the Option is being exercised.

J.             Stockholder Rights. No Participant shall have any rights as a stockholder with respect to shares subject to an Option until the date of exercise of such Option and the certificate for shares of Common Stock to be received on exercise of such Option has been issued by the Corporation.

K.           Disposition and Stock Certificate Legends for Incentive Stock Option Shares. A Participant shall notify the Corporation of any sale or other disposition of Common Stock acquired pursuant to an Incentive Stock Option if such sale or disposition occurs (i) within two years of the grant of an Option or (ii) within one year of the issuance of the Common Stock to the Participant. Such notice shall be in writing and directed to the Chief Financial Officer of the Corporation or is his/her absence, the Chief Executive Officer. The Corporation may require that certificates evidencing shares of Common Stock purchased upon the exercise of Incentive Stock Options issued under this Plan be endorsed with a legend in substantially the following form:

THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO ___, 20___, IN THE ABSENCE OF A WRITTEN STATEMENT FROM THE CORPORATION TO THE EFFECT THAT THE CORPORATION IS AWARE OF THE FACTS OF SUCH SALE OR TRANSFER.

The blank contained in this legend shall be filled in with the date that is the later of (i) one year and one day after the date of the exercise of such Incentive Stock Option or (ii) two years and one day after the grant of such Incentive Stock Option.

L.           No Repricing. In no event shall the Committee permit a Repricing of any Option without the approval of the stockholders of the Corporation.

7. Stock Awards

A.           Stock Bonus Awards. Stock Bonus Awards may be granted by the Committee. Each Stock Award Agreement for a Stock Bonus Award shall be in such form and shall contain such terms and conditions (including provisions relating to consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of Stock Award Agreements for Stock Bonus Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Stock Bonus Awards need not be identical.

B.           Restricted Stock Awards. Restricted Stock Awards may be granted by the Committee. Each Stock Award Agreement for a Restricted Stock Award shall be in such form and shall contain such terms and conditions (including provisions relating to purchase price, consideration, vesting, reacquisition of shares following termination, and transferability of shares) as the Committee shall deem appropriate. The terms and conditions of the Stock Award Agreements for Restricted Stock Awards may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Restricted Stock Awards need not be identical. Vesting of any grant of Restricted Stock Awards may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

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C.           Deferred Shares. The Committee may authorize grants of Deferred Shares to Participants upon the recommendation of the Corporation’s management, and upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall constitute the agreement by the Corporation to issue or transfer shares of Common Stock to the Participant in the future in consideration of the performance of services, subject to the fulfillment during the Deferral Period of such conditions as the Committee may specify.

(ii)	Each grant may be made without additional consideration from the Participant or in consideration of a payment by the Participant that is less than the Fair Market Value on the date of grant.

(iii)	Each grant shall provide that the Deferred Shares covered thereby shall be subject to a Deferral Period, which shall be fixed by the Committee on the date of grant, and any grant or sale may provide for the earlier termination of such period in the event of a change in control of the Corporation or other similar transaction or event.

(iv)	During the Deferral Period, the Participant shall not have any right to transfer any rights under the subject Award, shall not have any rights of ownership in the Deferred Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.
(v)	Any grant, or the vesting thereof, may be further conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 8 of this Plan regarding Performance Shares.

(vi)	Each grant shall be evidenced by an agreement delivered to and accepted by the Participant and containing such terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Deferred Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Deferred Shares need not be identical.

8. Performance Shares

A.           The Committee may authorize grants of Performance Shares, which shall become payable to the Participant upon the achievement of specified Performance Objectives, upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(i)	Each grant shall specify the number of Performance Shares to which it pertains, which may be subject to adjustment to reflect changes in compensation or other factors.

(ii)	The Performance Period with respect to each Performance Share shall commence on the date established by the Committee and may be subject to earlier termination in the event of a change in control of the Corporation or similar transaction or event.

(iii)	Each grant shall specify the Performance Objectives that are to be achieved by the Participant.

(iv)	Each grant may specify in respect of the specified Performance Objectives a minimum acceptable level of achievement below which no payment will be made and may set forth a formula for determining the amount of any payment to be made if performance is at or above such minimum acceptable level but falls short of the maximum achievement of the specified Performance Objectives.

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(v)	Each grant shall specify the time and manner of payment of Performance Shares that shall have been earned, and any grant may specify that any such amount may be paid by the Corporation in cash, shares of Common Stock or any combination thereof and may either grant to the Participant or reserve to the Committee the right to elect among those alternatives.

(vi)	Any grant of Performance Shares may specify that the amount payable with respect thereto may not exceed a maximum specified by the Committee on the date of grant.

(vii)	Any grant of Performance Shares may provide for the payment to the Participant of dividend or other distribution equivalents thereon in cash or additional shares of Common Stock on a current, deferred or contingent basis.

(viii)	If provided in the terms of the grant and subject to the requirements of Section 162(m) of the Code (in the case of awards intended to qualify for exception therefrom), the Committee may adjust Performance Objectives and the related minimum acceptable level of achievement if, in the sole judgment of the Committee, events or transactions have occurred after the date of grant that are unrelated to the performance of the Participant and result in distortion of the Performance Objectives or the related minimum acceptable level of achievement.

(ix)	Each grant shall be evidenced by an agreement that shall be delivered to and accepted by the Participant, which shall state that the Performance Shares are subject to all of the terms and conditions of this Plan and such other terms and provisions as the Committee may determine consistent with this Plan. The terms and conditions of the agreements for Performance Shares may change from time to time and need not be uniform with respect to Participants, and the terms and conditions of separate Performance Shares need not be identical.

(x)	Until the achievement of the Performance Objectives and the resulting issuance of the Performance Shares, the Participant shall not have any rights as a stockholder in the Performance Shares and shall not have any right to vote such shares, but the Committee may on or after the date of grant, authorize the payment of dividend or other distribution equivalents on such shares in cash or additional shares on a current, deferred or contingent basis.

9. Changes in Capital Structure

A.           No Limitations of Rights. The existence of outstanding Awards shall not affect in any way the right or power of the Corporation or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

B.           Changes in Capitalization. If the Corporation shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of the Common Stock outstanding, without receiving consideration therefore in money, services or property, then (i) the number, class, and per share price of shares of Common Stock subject to outstanding Options and other Awards hereunder and (ii) the number of and class of shares then reserved for issuance under this Plan and the maximum number of shares for which Awards may be granted to a Participant during a specified time period shall be appropriately and proportionately adjusted. The conversion of convertible securities of the Corporation shall not be treated as effected “without receiving consideration.” The Committee shall make such adjustments, and its determinations shall be final, binding and conclusive.

C.           Merger, Consolidation or Asset Sale. If the Corporation is merged or consolidated with another entity or sells or otherwise disposes of substantially all of its assets to another company while Options or Stock Awards remain outstanding under this Plan, unless provisions are made in connection with such transaction for the continuance of this Plan and/or the assumption or substitution of such Options or Stock Awards with new options or stock awards covering the stock of the successor company, or parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, then all outstanding Options and Stock Awards which have not been continued, assumed or for which a substituted award has not been granted shall, whether or not vested or then exercisable, unless otherwise specified in the Stock Option Agreement or Stock Award Agreement, terminate immediately as of the effective date of any such merger, consolidation or sale.

D.           Limitation on Adjustment. Except as previously expressly provided, neither the issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Corporation convertible into such shares or other securities, nor the increase or decrease of the number of authorized shares of stock, nor the addition or deletion of classes of stock, shall affect, and no adjustment by reason thereof shall be made with respect to, the number, class or price of shares of Common Stock then subject to outstanding Options or Stock Awards.

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10. Withholding of Taxes

The Corporation or an Affiliate shall have the right, before any certificate for any Common Stock is delivered, to deduct or withhold from any payment owed to a Participant any amount that is necessary in order to satisfy any withholding requirement that the Corporation or Affiliate in good faith believes is imposed upon it in connection with U.S federal, state, or local taxes, including transfer taxes, as a result of the issuance of, or lapse of restrictions on, such Common Stock, or otherwise require such Participant to make provision for payment of any such withholding amount. Subject to such conditions as may be established by the Committee, the Committee may permit a Participant to (i) have Common Stock otherwise issuable under an Option or Stock Award withheld to the extent necessary to comply with minimum statutory withholding rate requirements; (ii) tender back to the Corporation shares of Common Stock received pursuant to an Option or Stock Award to the extent necessary to comply with minimum statutory withholding rate requirements for supplemental income; (iii) deliver to the Corporation previously acquired Common Stock; (iv) have funds withheld from payments of wages, salary or other cash compensation due the Participant; (v) pay the Corporation or its Affiliate in cash, in order to satisfy part or all of the obligations for any taxes required to be withheld or otherwise deducted and paid by the Corporation or its Affiliate with respect to the Option of Stock Award; or (vi) establish a 10b5-1 trading plan for withheld stock designed to facilitate the sale of stock in connection with the vesting of such shares, the proceeds of which shall be utilized to make all applicable withholding payments in a manner to be coordinated by the Corporation’s Chief Financial Officer.

11. Compliance with Law and Approval of Regulatory Bodies

A.           General Requirements. No Option or Stock Award shall be exercisable, no Common Stock shall be issued, no certificates for shares of Common Stock shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable federal and state laws and regulations (including, without limitation, withholding tax requirements), any listing agreement to which the Corporation is a party, and the rules of all domestic stock exchanges or quotation systems on which the Corporation’s shares may be listed. The Corporation shall have the right to rely on an opinion of its counsel as to such compliance. In the absence of an effective and current registration statement on an appropriate form under the Securities Act, or a specific exemption from the registration requirements of the Securities Act, shares of Common Stock issued under this Plan shall be restricted shares. Any share certificate issued to evidence Common Stock when a Stock Award is granted or for which an Option is exercised may bear such restrictive legends and statements as the Committee may deem advisable to assure compliance with federal and state laws and regulations. No Option or Stock Award shall be exercisable, no Stock Award shall be granted, no Common Stock shall be issued, no certificate for shares shall be delivered, and no payment shall be made under this Plan until the Corporation has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

B.           Participant Representations. The Committee may require that a Participant, as a condition to receipt or exercise of a particular award, execute and deliver to the Corporation a written statement, in form satisfactory to the Committee, in which the Participant represents and warrants that the shares are being acquired for such person’s own account, for investment only and not with a view to the resale or distribution thereof. The Participant shall, at the request of the Committee, be required to represent and warrant in writing that any subsequent resale or distribution of shares of Common Stock by the Participant shall be made only pursuant to either (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement has become effective and is current with regard to the shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, but in claiming such exemption the Participant shall, prior to any offer of sale or sale of such shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Corporation, as to the application of such exemption thereto.

12. General Provisions

A.           Effect on Employment and Service. Neither the adoption of this Plan, its operation, nor any documents describing or referring to this Plan (or any part thereof) shall (i) confer upon any individual any right to continue in the employ or service of the Corporation or an Affiliate, (ii) in any way affect any right and power of the Corporation or an Affiliate to change an individual’s duties or terminate the employment or service of any individual at any time with or without assigning a reason therefor or (iii) except to the extent the Committee grants an Option or Stock Award to such individual, confer on any individual the right to participate in the benefits of this Plan.

B.           Use of Proceeds. The proceeds received by the Corporation from any sale of Common Stock pursuant to this Plan shall be used for general corporate purposes.

C.           Unfunded Plan. This Plan, insofar as it provides for grants, shall be unfunded, and the Corporation shall not be required to segregate any assets that may at any time be represented by grants under this Plan. Any liability of the Corporation to any Participant with respect to any grant under this Plan shall be based solely upon any contractual obligations that may be created pursuant to this Plan. No such obligation of the Corporation shall be deemed to be secured by any pledge of, or other encumbrance on, any property of the Corporation.

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D.           Rules of Construction. Headings are given to the Sections of this Plan solely as a convenience to facilitate reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

E.            Choice of Law. This Plan and all Stock Option Agreements, Stock Award Agreements, and Performance Agreements (or any other agreements) entered into under this Plan shall be interpreted under the Colorado Corporation Law excluding (to the greatest extent permissible by law) any rule of law that would cause the application of the laws of any jurisdiction other than the Colorado Corporation Law.

F.            Fractional Shares. The Corporation shall not be required to issue fractional shares pursuant to this Plan. The Committee may provide for elimination of fractional shares or the settlement of such fractional shares in cash.

 G.           Foreign Employees. In order to facilitate the making of any grant or combination of grants under this Plan, the Committee may provide for such special terms for Awards to Participants who are foreign nationals, or who are employed by the Corporation or any Affiliate outside of the United States, as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it may consider necessary or appropriate for such purposes without thereby affecting the terms of this Plan, as then in effect, unless this Plan could have been amended to eliminate such inconsistency without further approval by the stockholders of the Corporation.

13. Amendment and Termination

The Board may amend or terminate this Plan from time to time; provided, however, stockholder approval shall be required for any amendment that (i) increases the aggregate number of shares of Common Stock that may be issued under this Plan, except as contemplated herein; (ii) changes the class of employees eligible to receive Incentive Stock Options; (iii) modifies the restrictions on re-pricings set forth in this Plan; or (iv) is required by the terms of any applicable law, regulation or rule, including the rules of any market on which the Corporation shares are traded or exchange on which the Corporation shares are listed. Except as specifically permitted by this Plan, any Stock Option Agreement or any Stock Award Agreement or as required to comply with applicable law, regulation or rule, no amendment shall, without a Participant’s consent, adversely affect any rights of such Participant under any Option or Stock Award outstanding at the time such amendment is made; provided, however, that an amendment that may cause an Incentive Stock Option to become a Nonqualified Stock Option shall not be treated as adversely affecting the rights of the Participant. Any amendment requiring stockholder approval shall be approved by the stockholders of the Corporation within twelve (12) months of the date such amendment is adopted by the Board.

14. Effective Date of Plan; Duration of Plan

A.           This Plan shall be effective upon adoption by the Board, subject to approval within twelve (12) months by the stockholders of the Corporation. Unless and until the Plan has been approved by the stockholders of the Corporation, no Option or Stock Award may be exercised, no shares of Common Stock may be issued under this Plan. In the event that the stockholders of the Corporation shall not approve the Plan within such twelve (12) month period, the Plan and any previously granted Options or Stock Awards shall terminate.

B.           Unless previously terminated, this Plan will terminate ten (10) years after the earlier of (i) the date this Plan is adopted by the Board, or (ii) the date this Plan is approved by the stockholders, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

IN WITNESS WHEREOF, the Corporation has caused this Plan to be executed by a duly authorized officer as of the date of adoption of this Plan by the Board of Directors.

URBAN-GRO, INC.

By: /s/ Bradley Nattrass

Bradley Nattrass

Chief Executive Officer

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